UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2010

PUBLIC STORAGE
(Exact Name of Registrant as Specified in its Charter)

Maryland                                                001-33519                                               95-3551121
(State or Other Jurisdiction of(Commission File Number)(I.R.S. Employer Identification No.)
Incorporation)

701 Western Avenue, Glendale, California                                                                                                         91201-2349
(Address of Principal Executive Offices)                                                                                                          (Zip Code)

(818) 244-8080
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

            On May 6, 2010, our Board of Trustees, upon recommendation of the Nominating/Corporate Governance Committee, adopted amendments to the Company’s Amended and Restated Bylaws that provide for a majority voting standard for uncontested trustee elections.

            Our Board adopted amendments to Article III Section 9 of the Bylaws to change the vote standard for the election of trustees in an uncontested election from a plurality to a majority of the votes cast. Under the adopted majority voting standard, a majority of the votes cast means that the number of shares voted “for” a trustee nominee must exceed the number of votes cast “against” that trustee nominee. In contested elections where the number of nominees exceeds the number of trustees to be elected, the vote standard will continue to be a plurality of votes cast.

    In addition, our Board adopted related amendments to our Corporate Governance Guidelines to provide that if an incumbent trustee is nominated in an uncontested election and does not receive a majority vote as provided in the Bylaws, the trustee shall promptly tender his or her resignation to the Board for consideration. In such instance, the Nominating/Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision within 90 days from the date of certification of the election results. The trustee whose resignation is being considered will not participate in the recommendation of the Committee or the Board’s decision.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by the Company’s Bylaws, as amended, filed as Exhibit 3.1 to this Form 8-K and incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

We held our annual meeting of shareholders on May 6, 2010, at which two proposals were submitted to, and approved by, our shareholders. The proposals are described in detail in our proxy statement for the 2010 Annual Meeting filed with the Securities and Exchange Commission on March 26, 2010. The final results for the votes for each proposal are set forth below.

1.
Our shareholders elected thirteen trustees to our Board of Trustees, to hold office until the 2011 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

	Total Votes
Name	Total Votes For	Total Votes Withheld	Broker Nonvotes
B. Wayne Hughes	141,328,679	3,669,157	6,629,132
Ronald L. Havner, Jr.	143,531,991	1,465,845	6,629,132
Dann V. Angeloff	140,425,729	4,572,107	6,629,132
William C. Baker	140,427,934	4,569,902	6,629,132
John T. Evans	144,785,394	212,442	6,629,132
Tamara Hughes Gustavson	143,578,753	1,419,083	6,629,132
Uri P. Harkham	141,855,944	3,141,892	6,629,132
B. Wayne Hughes, Jr.	143,575,970	1,421,866	6,629,132
Harvey Lenkin	136,218,988	8,778,848	6,629,132
Aveick B. Poladian	144,823,898	173,938	6,629,132
Gary E. Pruitt	143,339,574	1,658,262	6,629,132
Ronald P. Spogli	144,820,064	177,772	6,629,132
Daniel C. Staton	142,492,407	2,205,429	6,629,132

2.
Our shareholders approved ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.  There were 132,530,444 votes cast for ratification; 19,002,728 votes cast against ratification; 93,796 votes abstained; and no broker nonvotes.

Item 9.01                      Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is being furnished with this Report:

Exhibit 3.1—Bylaws, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           May 11, 2010

PUBLIC STORAGE

By: /s/ Stephanie Heim
Stephanie Heim
Vice President

Exhibit Index

The following exhibit is being furnished with this Report:

Exhibit 3.1—Bylaws, as amended. Filed herewith.